UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 10, 2008

MCG Capital Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-33377	54-1889518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Wilson Boulevard, Suite 3000, Arlington, VA	22209
(Address of Principal Executive Offices)	(Zip Code)

(703) 247-7500

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 10, 2008, the Board of Directors of MCG Capital Corporation, a Delaware corporation (the “Company”), amended and restated the Company’s current Amended and Restated Bylaws (such revised Bylaws referred to herein as the “Amended and Restated Bylaws”).

In addition to the amendments described below, the Amended and Restated Bylaws include certain changes to (i) clarify language and (ii) make various technical corrections and non-substantive changes.

The following is a summary of the changes effected by adoption of the Amended and Restated Bylaws.

The Amended and Restated Bylaws:

•

incorporate the electronic notice provisions that facilitate the use of electronic communications in connection with meetings of stockholders as permitted by Section 232 of the General Corporation Law of the State of Delaware;

•	empower the chairman of any stockholder meeting to adjourn any such meeting in the event that a quorum shall not be present or represented by proxy;

•	require stockholders intending to make a director nomination to have first provided the Company advance written notice of such nomination:

•

in the case of an annual meeting of stockholders, not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the previous year’s annual meeting; provided, however, that in the event the annual meeting is scheduled to be held on a date more than thirty days prior to or delayed by more than sixty days after such anniversary date, notice by the stockholder in order to be timely must be so received not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or if the first public announcement of the date of such annual meeting is less than one hundred days prior to the date of such annual meeting, the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made;

•

in the case of a special meeting of stockholders, not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to such special meeting, or if the first public announcement of the date of such special meeting is less one hundred days prior to the date of such special meeting, the tenth day following the day on which such notice of the date of the special meeting was mailed or such public disclosure of the date of the special meeting was made; and

•

to further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement thereof;

•	require stockholders intending to bring other business at an annual meeting of stockholders to have first provided the Company advance written notice of such business:

•

not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the previous year’s annual meeting; provided, however, that in the event the annual meeting is scheduled to be held on a date more than thirty days prior to or delayed by more than sixty days after such anniversary date, notice by the stockholder in order to be timely must be so received not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than one hundred days prior to the date of such annual meeting, the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made; and

•

to further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement thereof;

•	expand the required disclosure regarding any stockholder making such nominations or proposals to include, among other things:

•

disclosure of certain agreements, arrangements or understandings (including derivative or short positions, hedging transactions, etc.) with respect to the shares of the Company’s common stock entered into as of the date of notice by or on behalf of the stockholder or beneficial owner or any affiliates or associates acting in concert therewith;

•

as to each person, if any, whom the stockholder proposes to nominate for election or reelection, all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

•

disclosure of all direct and indirect compensation and other material monetary agreements, arrangements and understandings, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith;

•	a representation that the stockholder is a holder entitled to vote and intends to appear in person or by proxy at the meeting to propose such nomination or other business; and

•	any other information relating to the stockholder and any beneficial owner that is required by law to be disclosed in the proxy statement;

•

explicitly provide that the Amended and Restated Bylaws apply to all stockholder nominations and proposals of business and are the exclusive means for a stockholder to submit such business, other than proposals governed by Rule 14a-8 of the federal proxy rules (which provides its own procedural requirements);

•	provide flexibility so that the Company may comply with any future changes that may occur with the Direct Registration System requirements; and

•	incorporate emergency provisions in the case of natural disasters and other catastrophes.

The foregoing description of the Amended and Restated Bylaws is not complete and is qualified in its entirety by the full text of the Amended and Restated Bylaws adopted and effective as of December 10, 2008. The Amended and Restated Bylaws as adopted and effective as of December 10, 2008, and a copy marked to show changes from the prior Amended and Restated Bylaws, are attached to this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of MCG Capital Corporation.

3.2	Amended and Restated Bylaws of MCG Capital Corporation, marked to show amendments effective as of December 10, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCG CAPITAL CORPORATION

Date: December 16, 2008	By:	/s/ Stephen J. Bacica
Stephen J. Bacica Chief Financial Officer